SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is August 17, 2017.

MFS® Utilities Fund

Effective September 15, 2017, the table in the section entitled "Portfolio Manager(s)" beneath the main heading entitled "Summary of Key Information" is replaced in its entirety as follows:
Portfolio Manager	Since	Title
Claud Davis	2014	Investment Officer of MFS
Maura Shaughnessy	1992	Investment Officer of MFS
Scott Walker	September 2017	Investment Officer of MFS

Effective September 15, 2017, the table within the section entitled "Portfolio Manager(s)" beneath the main heading entitled "Management of the Fund" is replaced in its entirety as follows:
Portfolio Manager	Primary Role	Five Year History
Claud Davis	Portfolio Manager	Employed in the investment area of MFS since 1994
Maura Shaughnessy	Portfolio Manager	Employed in the investment area of MFS since 1991
Scott Walker	Portfolio Manager	Employed in the investment area of MFS since 2008

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